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                                                                    Exhibit 10.1



                        SECOND AMENDED AND RESTATED NOTE

$14,583,885.16                                          Doylestown, Pennsylvania
                                                                   June 21, 2000

         FOR VALUE RECEIVED AND INTENDING TO BE LEGALLY BOUND, U.S. DIAGNOSTIC INC., a Delaware corporation ("BORROWER"), hereby promises to pay to the order of DVI FINANCIAL SERVICES INC. with an office at 2500 York Road, Jamison, PA 18929 ("LENDER"), the principal sum of Fourteen Million Five Hundred Eighty-Three Thousand Eight Hundred Eighty-Five Dollars and Sixteen Cents ($14,583,885.16), together with interest thereon upon the terms and conditions hereinafter set forth.

         1. INTEREST RATE. Interest on the unpaid principal balance hereof will accrue from the date of advance until final payment thereof at the fixed rate of ten and three-quarters percent (10.75%) per annum. Interest shall be calculated on the basis of a three hundred sixty (360) day year for the actual number of days elapsed in such calendar year.

         2. DEFAULT RATE. Notwithstanding the foregoing, interest will accrue and be payable on the outstanding principal amount hereof and all other sums payable under the Loan Documents, as defined in SECTION 13 hereof, following the occurrence of an Event of Default or the final maturity date of this Note, until paid, at the fixed rate of eighteen percent (18%) (the "DEFAULT RATE").

         3. POST-JUDGMENT INTEREST. Any judgment obtained for sums due hereunder or under the Loan Documents will accrue interest at the Default Rate until paid.

         4. PAYMENTS OF PRINCIPAL AND INTEREST.

                  (a) Interest accrued under this Note shall be due and payable on the first (1st) day of each month during the term hereof, commencing on July 1, 2000.

                  (b) All principal, accrued and unpaid interest, and costs and fees due hereunder and under the Loan Documents, shall be paid in full by July 1, 2001.

         5. PLACE OF PAYMENT. Principal and interest hereunder shall be payable at the office of Lender set forth in the heading hereof, or at such other place as Lender, from time to time, may designate in writing.

         6. PREPAYMENT. Borrower may prepay this Note at any time without penalty or premium.

         7. APPLICATION OF PAYMENTS. Any and all payments on account of this Note shall be applied, at the option of Lender, to accrued and unpaid interest, outstanding principal and other sums due hereunder or under the Loan Documents, in such order as Lender, in its reasonable discretion, elects. Borrower agrees that, to the extent Borrower makes a payment or payments and such payment or payments, or any part thereof, are subsequently invalidated, declared to be





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fraudulent or preferential, set aside or are required to be repaid to a trustee, receiver, or any other party under any bankruptcy act, state or federal law, common law or equitable cause, then to the extent of such payment or payments, the obligations or part thereof hereunder intended to be satisfied shall be revived and continued in full force and effect as if said payment or payments had not been made.

         8. LATE CHARGE. In addition to all principal and interest payable on this Note, in the event that Borrower fails to pay, within ten (10) days of when due, any principal, interest or other fees or expenses payable hereunder, Borrower will pay to Lender a late charge equal to five percent (5%) of such past due payment.

         9. FINANCIAL STATEMENTS. Borrower will deliver or cause to be delivered to Lender each of the following:

                  (a) ANNUAL STATEMENTS. As soon as available and in any event within ninety (90) days after the end of each fiscal year of Borrower, the audited financial statements of Borrower for such fiscal year prepared in accordance with generally accepted accounting principles consistently applied ("GAAP") by independent certified public accountants of recognized standing acceptable to Lender in the reasonable exercise of its discretion.

                  (b) QUARTERLY STATEMENTS. As soon as available and within forty-five (45) days of the end of each fiscal quarter of Borrower, the internally prepared quarterly statements of Borrower.

                  (c) REQUESTED INFORMATION. With reasonable promptness, all such other data and information in respect of the condition, operation and affairs of Borrower as Lender may reasonably request from time to time.

         10. EVENTS OF DEFAULT. For purposes hereof, each of the following shall constitute an Event of Default ("EVENT OF DEFAULT") hereunder and under each of the Loan Documents:

                  (a) The failure of Borrower to pay any amount of principal or interest on this Note, any fee or other sums payable hereunder on the date on which such payment is due, whether on demand, at the stated maturity or due date thereof or by reason of any requirement for the prepayment thereof, by acceleration or otherwise and such failure continues unremedied for a period of five (5) days after the date such payment is first due;

                  (b) The failure of Borrower to duly perform or observe any obligation, covenant or agreement on its part contained herein (not otherwise provided for in this SECTION 10) and such failure continues unremedied for a period of thirty (30) days after notice from Lender to Borrower of the existence of such failure;

                  (c) The failure of Borrower to pay or perform any other material obligation to Lender under any other agreement or note or otherwise arising, whether or not related to this Note, after the expiration of any notice and/or grace periods permitted in such documents;

                  (d) The adjudication of Borrower as a bankrupt or insolvent, or the entry of an




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Order for Relief against Borrower or the entry of an order appointing a receiver or trustee for Borrower of any of its property or approving a petition seeking reorganization or other similar relief under the bankruptcy or other similar laws of the United States or any state or any other competent jurisdiction;

                  (e) A proceeding under any bankruptcy, reorganization, arrangement of debt, insolvency, readjustment of debt or receivership law is filed by or (unless dismissed within ninety (90) days) against Borrower or Borrower makes an assignment for the benefit of creditors or Borrower takes any action to authorize any of the foregoing;

                  (f) The entry of a final judgment for the payment of money against Borrower which, within thirty (30) days after such entry, shall not have been discharged or execution thereof stayed pending appeal or shall not have been discharged within ten (10) days after the expiration of any such stay;

                  (g) Any representation or warranty of Borrower herein is discovered to be untrue in any material respect or any statement, certificate or data furnished by Borrower pursuant hereto is discovered to be untrue in any material respect as of the date as of which the facts therein set forth are stated or certified;

                  (h) Borrower voluntarily or involuntarily dissolves or is dissolved, terminates or is terminated;

                  (i) A material and adverse change occurs in Borrower's financial condition which Lender determines, in the exercise of its reasonable discretion, will materially impair or materially adversely affect Borrower's ability to fulfill its obligations hereunder; or

                  (j) The validity or enforceability of this Note is contested by the Borrower or any stockholder of Borrower; or Borrower denies that it has any or any further liability or obligation hereunder or thereunder.

         11. REMEDIES. Upon the occurrence of an Event of Default, Lender, at its option and without notice to Borrower, may declare immediately due and payable all amounts due hereunder, together with interest accrued thereon at the applicable rate specified herein to the date of the Event of Default and thereafter at the Default Rate. Payment thereof may be enforced and recovered in whole or in part at any time by one or more of the remedies in this Note, or as may be available to Lender at law or in equity. If Lender employs counsel to enforce this Note by suit or otherwise, as a result of the occurrence of an Event of Default, Borrower will reimburse Lender for all costs of suit and other expenses in connection therewith, whether or not suit is actually instituted, together with Lender's reasonable attorney's fees incurred for collection together, to the extent permitted by applicable law, with interest on any judgment obtained by Lender at the Default Rate, including interest at the Default Rate from and after the date of execution, judicial or foreclosure sale until actual payment is made to Lender of the full amount due to Lender.

         12. DELAY OR OMISSION NOT WAIVER. Neither the failure nor any delay on the part of Lender to exercise any right, remedy, power or privilege hereunder upon the occurrence of any




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Event of Default or otherwise shall operate as a waiver thereof or impair any such right, remedy, power or privilege. No waiver of any Event of Default shall affect any later Event of Default or shall impair any rights of Lender. No single, partial or full exercise of any rights, remedies, powers and privileges by Lender shall preclude further or other exercise thereof. No course of dealing between Lender and Borrower shall operate as or be deemed to constitute a waiver of Lender's rights hereunder or affect the duties or obligations of Borrower.

         13. REMEDIES CUMULATIVE. The rights, remedies, powers and privileges provided for herein shall not be deemed exclusive, but shall be cumulative and shall be in addition to all other rights, remedies, powers and privileges in Lender's favor at law or in equity.

         14. EXERCISE OF REMEDIES. The exercise by Lender of its rights and remedies and the entry of any judgment by Lender shall not adversely affect in any way the interest rates payable hereunder on any amounts due to Lender, but interest shall continue to accrue on such amounts at the Default Rate specified herein.

         15. SUBMISSION TO JURISDICTION. Borrower hereby consents to the jurisdiction of any state or federal court located within the Commonwealth of Pennsylvania, and agrees that, subject to Lender's election, any action or proceeding relating to this Note or the transactions contemplated hereunder may be litigated in such courts, and Borrower waives any objection which it may have based on lack of personal jurisdiction, improper venue or FORUM NON CONVENIENS to the conduct of any proceeding in any such court and waives personal service of any and all process upon it, and consents that all such service of process be made by mail or messenger directed to it at the address set forth in SECTION 17. Nothing contained in this SECTION 15 shall affect the right of Lender to serve legal process in any other manner permitted by law or affect the right of Lender to bring any action or proceeding against Borrower or its property in the courts of any other jurisdiction.

         16. WAIVERS. In connection with any proceedings hereunder, including without limitation any action by Lender in replevin, foreclosure or other court process or in connection with any other action related to this Note, Borrower hereby waives and releases:

                  (a) all procedural errors, defects and imperfections in such proceedings;

                  (b) all benefits under any present or future laws exempting any property, real or personal, or any part of any proceeds thereof from attachment, levy or sale under execution, or providing for any stay of execution to be issued on any judgment recovered hereunder or in any replevin or foreclosure proceeding, or otherwise providing for any valuation, appraisal or exemption;

                  (c) presentment for payment, demand, notice of demand, notice of nonpayment or dishonor or acceleration, protest and notice of protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note; and

                  (d) any requirement for bonds, security or sureties required by statute, court rule or otherwise.





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         17. COMMUNICATIONS AND NOTICES. All notices, requests and other communications made or given in connection herewith shall be in writing and, unless receipt is stated herein to be required, shall be deemed to have been validly given if delivered personally to the individual or division or department to whose attention notices to a party are to be addressed, or by private carrier, or registered or certified mail, return receipt requested, or by telecopy with the original forwarded by first-class mail, in all cases, with charges prepaid, addressed as follows, until some other address (or individual or division or department for attention) shall have been designated by notice given by one party to the other:

                  To Borrower:

                           U.S. Diagnostic Inc.
                           250 South Australian Avenue
                           9th Floor
                           West Palm Beach, FL  33401
                           Attention:  Chief Executive Officer
                           Telecopy Number:  561-832-1384

                  To Lender:

                           DVI Financial Services Inc.
                           2500 York Road
                           Jamison, PA  18929
                           Attention:  President
                           Telecopy Number:  215-488-5404

                  With a copy to:

                           DVI, Inc.
                           2500 York Road
                           Jamison, PA  18929
                           Attention:  Legal Department
                           Telecopy Number:  215-488-5415

         18. SEVERABILITY. The provisions of this Note are deemed to be severable, and the invalidity or unenforceability of any provision shall not affect or impair the remaining provisions which shall continue in full force and effect.

         19. LIMITATION OF INTEREST TO MAXIMUM LAWFUL RATE. In no event shall the rate of interest payable hereunder exceed the maximum rate of interest permitted to be charged by applicable law (including the choice of law rules) and any interest paid in excess of the permitted rate shall be refunded to Borrower. Such refund shall be made by application of the excessive amount of interest paid against any sums outstanding and shall be applied in such order as Lender may reasonably determine. If the excessive amount of interest paid exceeds the sums outstanding, the portion exceeding the said sums outstanding shall be refunded in cash by Lender. Any such



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crediting or refund shall not cure or waive any default by Borrower hereunder.
Borrower agrees, however, that in determining whether or not any interest payable under this Note exceeds the highest rate permitted by law, any non-principal payment, including, without limitation, late charges, loan fees and expenses are and shall be deemed to the extent permitted by law to be late charges, loan fees or expenses, as applicable, and not interest.

         20. LAW GOVERNING. This Note has been made, executed and delivered in the Commonwealth of Pennsylvania and will be construed in accordance with and governed by the substantive laws of such Commonwealth (without giving effect to any principles of conflicts of law).

         21. NO JOINT VENTURE. Nothing contained herein is intended to permit or authorize Borrower to make any contract on behalf of Lender nor shall this Note be construed as creating a partnership or joint venture or making Lender an investor in Borrower.

         22. HEADINGS. The headings of the sections, paragraphs and clauses of this Note are inserted for convenience only and shall not be deemed to constitute a part of this Note.

         23. CONSTRUCTION. Whenever used, the singular number shall include the plural, the plural the singular and the use of any gender shall be applicable to all genders. The words "Lender" and "Borrower" shall be deemed to include the respective successors and assigns of Lender and Borrower. All exhibits attached hereto are made a part of this Note.

         24. ASSIGNMENT OR SALE BY LENDER. Lender may sell, assign or participate all or a portion of its interest in this Note solely to the extent reasonably necessary to permit Lender to finance its obligations hereunder and in connection therewith may make available to any prospective purchaser, assignee or participant any information relative to Borrower in its possession.

         25. NO ASSIGNMENT BY BORROWER. Borrower may not assign any of its rights hereunder without the prior written consent of Lender, and Lender shall not be required to lend hereunder except to Borrower.

         26. BINDING EFFECT. This Note and all rights and powers granted hereby will bind and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

         27. NO THIRD PARTY BENEFICIARIES. The rights and benefits of this Note shall not inure to the benefit of any third party.

         28. MODIFICATIONS. No modification of this Note shall be binding or enforceable unless in writing and signed by or on behalf of the party against whom enforcement is sought.

         29. COUNTERPARTS. This Note may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Note by signing any such counterpart.




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         30. HOLIDAYS. If the day provided herein for the payment of any amount or the taking of any action falls on a Saturday, Sunday or public holiday at the place of payment or action, then the due date for such payment or action will be the next succeeding business day.

         31. EFFECT OF AMENDMENT. This Note amends and restates in its entirety that certain Amended and Restated Note dated December 21, 1998, by and between U.S. Diagnostic Inc. and DVI Financial Services Inc. in the original principal amount of Twenty-Four Million Nine Hundred Eighty-Eight Thousand Five Hundred Sixty Dollars ($24,988,560.00) (the "ORIGINAL NOTE"). Without any further action on the part of any party, the entire outstanding principal balance of the Original Note, together with all accrued and unpaid interest thereon, shall be deemed to be outstanding pursuant to the provisions of this Note with the same allocators between principal and interest as under the Original Note. Nothing herein shall be deemed or construed as any novation, satisfaction or refinancing of all or any part of the indebtedness evidenced by the Original Note.

         32. JURY TRIAL WAIVER. BORROWER AND LENDER WAIVE ANY RIGHT TO TRIAL BY JURY ON ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS NOTE OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF BORROWER OR LENDER WITH RESPECT TO THIS NOTE OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE. BORROWER AND LENDER AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS NOTE MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF BORROWER AND LENDER TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. BORROWER ACKNOWLEDGES THAT IT HAS HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL REGARDING THIS SECTION, THAT IT FULLY UNDERSTANDS ITS TERMS, CONTENT AND EFFECT, AND THAT IT VOLUNTARILY AND KNOWINGLY AGREES TO THE TERMS OF THIS SECTION.

         IN WITNESS WHEREOF, Borrower, intending to be legally bound hereby, has caused this Note to be duly executed the day and year first above written.



                                        U.S. DIAGNOSTIC INC.



                                        By: /s/ JOSEPH A. PAUL
                                           -------------------------------------
                                        Name: Joseph A. Paul
                                           -------------------------------------
                                        Title: President / CEO
                                           -------------------------------------



                                        DVI FINANCIAL SERVICES INC.


                                        By:
                                           -------------------------------------
                                        Name:
                                           -------------------------------------
                                        Title:
                                           -------------------------------------





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